Allocation of Net Income (Loss) and Distributions (Tables)	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Allocation of net income among our general partner, limited partners, and noncontrolling interests
The components of Net income (loss) within Equity are as follows:

	Years Ended December 31,
	2017	2016	2015
	(Millions)
Net income (loss) allocated to common limited partners’ equity (1)	$856	$(57)	$(2,056)
Net income (loss) allocated to Class B limited partners’ equity	15	(2)	(52)
Net income allocated to general partner’s equity (1) (2)	—	490	590
Net income allocated to Class D limited partners’ equity (3)	—	—	69
Net income allocated to noncontrolling interests	104	88	91
Net income (loss)	$975	$519	$(1,358)
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(1)
Net income (loss) allocated to equity accounts above considers distributions paid to partners during the current reporting period, while Net income (loss) allocated within the Consolidated Statement of Comprehensive Income (Loss) considers distributions declared for the current reporting period, but paid in the subsequent period. The difference between Net income (loss) allocated to equity accounts and Net income (loss) allocated within the Consolidated Statement of Comprehensive Income (Loss) for 2016 is primarily due to the effect of units issued and the conversion of the general partner interest in us to a non-economic interest in conjunction with our Financial Repositioning. The 2015 difference is primarily due to the timing of the waiver of IDRs associated with the Termination Agreement. (See Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies.)

(2)	As a result of the first quarter 2017 Financial Repositioning, our general partner no longer receives an allocation of net income.

(3)
Includes amortization of the beneficial conversion feature associated with the Pre-merger WPZ Class D units of $68 million for the year ended December 31, 2015. See following discussion of Class D units.